                                                                    EXHIBIT 10.8

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------




          This SECURITIES PURCHASE AGREEMENT, dated as of December 22, 1999 (this "Agreement"), is made by and among Maximus Capital Holdings, Ltd., a corporation organized under the laws of Bermuda (the "Company"), Max Re Ltd., a corporation organized under the laws of Bermuda ("Max Re"), and Moore Holdings, L.L.C., a Delaware limited liability company (the "Purchaser").



                              W I T N E S S E T H:
                              - - - - - - - - - -





          WHEREAS, the Company and Max Re desire to issue to the Purchaser, and the Purchaser agrees to accept securities of the Company and Max Re, on the terms specified herein; and


          WHEREAS,   the  Company  has  commenced  a  private   placement   (the
"Offering") of its common shares, par value US$1.00 per share (the "Company Common Shares"); and


          WHEREAS, it is contemplated that the Offering will be consummated in two or more closings, and the purchases of Company Common Shares and non-voting common shares, par value US$1.00 per share, of Max Re ("Max Re Non-Voting Common Shares") pursuant to this Agreement will be consummated contemporaneously with the initial closing of the Offering; and


          WHEREAS, Capital Z Investments, L.P., a Bermuda limited partnership (the "Other Purchaser"), will purchase securities of the Company and Max Re on the date hereof substantially on the same terms and conditions contained herein.


          NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements hereinafter contained and the transactions contemplated by the Offering, the parties hereto hereby agree as follows:

     1.   Sale and Purchase of Shares and Issuance of Warrants.
          ----------------------------------------------------

          1.1  Sale and Purchase of the Company Shares.
               ---------------------------------------

               Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase and accept from the Company, ONE MILLION FOUR HUNDRED FORTY THOUSAND THREE HUNDRED THIRTY FOUR (1,440,334) Company Common Shares at US$15.00 per share (collectively, the "Company Shares"). Upon the consummation of the transactions contemplated hereby, the Company shall register the Company Shares in the name of the Purchaser or such other person in such number as the Purchaser may designate in writing.

          1.2  Sale and Purchase of Max Re Non-Voting Common Shares.
               ----------------------------------------------------

               Subject to the terms and conditions of this Agreement, on the Closing Date, Max Re shall sell and issue to the Purchaser, and the Purchaser shall purchase and accept from Max Re, FIVE MILLION TWO HUNDRED TWENTY SIX THOUSAND THREE HUNDRED THIRTY THREE (5,226,333) Max Re Non-Voting Common Shares (including any Max Re Non-Voting Common Shares acquired upon exercise of any of the warrants issued hereunder, the "Max Re Shares"). Upon the consummation of the transactions contemplated hereby, Max Re shall register the Max Re Shares in the name of the Purchaser or such other person in such number as the Purchaser may designate in writing.

          1.3  Issuance of the Initial Warrants.
               --------------------------------

               Subject to the terms and conditions of this Agreement, Max Re shall issue and deliver to the Purchaser a warrant, substantially in the form attached hereto as Exhibit A (the "Initial Warrant"), to purchase ONE MILLION NINE HUNDRED FIFTY THOUSAND ONE HUNDRED THIRTY FOUR (1,950,134) Max Re Non-Voting Common Shares at an exercise price of US$15.00 per share on the terms and conditions set forth therein. Max Re shall issue and deliver to the Purchaser an additional warrant on each subsequent closing of the Offering, substantially in the form attached hereto as Exhibit A (each an "Additional Initial Warrant" and, together with the Initial Warrant, the "Initial Warrants"), to purchase that number of Max Re Non-Voting Common Shares equal to nine percent (9%) of the aggregate number of Company Common Shares and Max Re Non-Voting Common Shares issued at such subsequent closing of the Offering at an exercise price of US$15.00 per share on the terms and conditions set forth herein.

          1.4  Issuance of Additional Warrant.
               ------------------------------

               In the event Company Common Shares are issued after the final closing of the Offering, but prior to the second anniversary of the final closing of the Offering, Max Re shall, subject to any required approval of the Bermuda Monetary Authority, issue to the Purchaser a warrant, substantially in the same form as the Initial Warrants (each an "Additional Warrant," collectively with the Initial Warrants, the "Warrants"), to purchase that amount of Max Re Non-Voting Common Shares that would be exchangeable pursuant to
Section 7 herein for nine percent (9%) of the newly issued Company Common Shares in the case of the first US$600 million of newly issued Company Common Shares, and ten per cent (10%) thereafter, at an exercise price equal to the per share Fair Market Value (as defined herein) of the Company Common Shares that are then issued; provided, however, that the Additional Warrants will be issued only if
         --------   -------
the Fair Market Value of the newly issued Company Common Shares is equal to or greater than US$15.00 per share. To the extent that the obligations of Max Re under this Section 1.4 may infringe the provisions of Section 39 of the Bermuda Companies Act 1981, as amended, such obligations are subject to and therefore do not arise until the satisfaction of, and compliance with, the exclusions or exemptions applicable to the provisions of Section 39 of the Bermuda Companies Act 1981, as amended. At appropriate times, Max Re shall use its best efforts to satisfy and comply with the provisions of such Section 39 in order to effect the provisions of this Section 1.4.

               For purposes of this Section 1.4, "Fair Market Value" shall mean with respect to any Company Common Shares: (a) if such shares are issued for cash, the net purchase price of such shares, or (b) if such shares are issued in exchange for consideration other than cash, the fair value of such shares as determined by one independent, nationally recognized U.S. investment banking firm chosen by the Company and reasonably satisfactory to the Purchaser; provided that the calculation of the Fair Market Value of such shares made by the appointed U.S. investment banking firm mutually selected by the Company and the Purchaser (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company.

     2.   Purchase Price.
          --------------

          2.1  Amount of Purchase Price.
               ------------------------

               (a) The aggregate purchase price for the Company Shares shall be US$21,605,010 (the "Company Purchase Price"), which amount includes US$4,748,718.00 previously paid to the Company in connection with the initial capitalization of the Company. The Company Purchase Price shall be payable as provided in Section 2.2 hereof.

               (b) The aggregate purchase price for the Max Re Shares shall be US$78,394,995 (the "Max Re Purchase Price"). The Max Re Purchase Price shall be payable as provided in Section 2.2 hereof.

          2.2  Payment of the Purchase Price.
               -----------------------------

               At the Closing (as defined below) (i) the Purchaser shall pay to the Company the Company Purchase Price in United States dollars by wire transfer of immediately available funds, or by such other method as may be reasonably acceptable to the Company and the Purchaser, to the account designated in Exhibit B attached hereto and (ii) the Purchaser shall pay to Max Re the Max Re
---------
Purchase Price in United States dollars by wire transfer of immediately available funds, or by such other method as may be reasonably acceptable to Max Re and the Purchaser, to the account designated in Exhibit B attached hereto. As
                                                   ---------
soon after the Closing as practicable the Company shall deliver to the Purchaser a certificate representing the Company Common Shares and Max Re shall deliver to the Purchaser a certificate representing the Max Re Shares and an instrument representing the Initial Warrant.

     3.   Closing.
          -------

          3.1  Closing Date.
               ------------

               The closing of the sale and purchase of the securities provided for in Sections 1.1 and 1.2 (the "Closing") shall take place simultaneously with the execution of this Agreement and upon the satisfaction or waiver of all of the conditions set forth in Section 9 hereof and shall occur at 9:00 a.m. at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York (or at such other place as the parties hereto may mutually agree) on December 22, 1999, or on such other date as the parties hereto may mutually agree. The date on which the Closing is held is referred to in this Agreement as the "Closing Date."

     4.   Representations and Warranties of the Company.
          ---------------------------------------------

          The Company hereby represents and warrants to the Purchaser that:

          4.1  Corporate Existence and Power; Capitalization.
               ---------------------------------------------

               (a) The Company is duly organized, validly existing and in good standing under the laws of Bermuda (meaning that it has not failed to make any filing with any Bermuda governmental authority or pay any Bermuda government fee or tax which would make it liable to be struck off the Bermuda Register of Companies and therefore cease to exist), and has all corporate powers required to carry on its business as now being, and as proposed to be, conducted. The Company is authorized or duly qualified to do business as a foreign corporation and in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary.

               (b) The authorized share capital of the Company as of the date hereof will be as set forth on Schedule 4.1 attached hereto. The issued and outstanding shares of the Company immediately prior to the commencement of the Closing will be as set forth in Schedule 4.1. Upon the consummation of this Agreement, the final closing of the Offering and the consummation of the securities purchase agreement with the Other Purchaser and assuming issuances hereby and thereby of an aggregate of US$600 million of Company Common Shares and Max Re Non-Voting Common Shares, the pro forma issued and outstanding shares of the Company and warrants to purchase Company Common Shares will be as set forth on Schedule 4.1 attached hereto. There are no outstanding options, warrants, rights to subscribe to, or securities or rights convertible or exercisable into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of its capital stock.

          4.2  Corporate Authorization.
               -----------------------

               The execution, delivery and performance by the Company of its obligations under this Agreement and the shareholders's agreement dated the date hereof among the Company, Max Re and the shareholders of the Company (the "Shareholders' Agreement") and the consummation by the Company of the transactions contemplated hereby and thereby, are within the Company's corporate power and have been duly authorized by all necessary corporate action on the part of the Company. Each of this Agreement and the Shareholders' Agreement has been duly and validly executed by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, amalgamation, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

          4.3  Governmental and Court Authorization.
               ------------------------------------

               The execution, delivery and performance by the Company of this Agreement and the Shareholders' Agreement do not require consent, approval or authorization of, or filing, registration or qualification with, any governmental body, agency, official, court or other authority that has not been obtained or made.

          4.4  Non-Contravention.
               -----------------

               The execution, delivery and performance by the Company of its obligations under this Agreement and the Shareholders' Agreement do not and will not (A) contravene or conflict with the Company's organizational documents or
(B) (i) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company, (ii) require any consent, approval or other action by any person or constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company to a loss of any benefit to which the Company is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon the Company or any license, franchise, permit or other similar authorization held by the Company or (iii) result in the creation or imposition of any encumbrances.

          4.5  Authorization of the Company Shares.
               -----------------------------------

               When issued, sold, and delivered in accordance with this Agreement, the Company Shares will be validly issued and outstanding, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof) with no personal liability attaching to the ownership thereof and not subject to preemptive or similar rights of the shareholders of the Company or others, except as provided in the Shareholders' Agreement. Upon proper exchange of the Max Re Shares and the obtaining of any required approvals of the Bermuda Monetary Authority, the Company Common Shares received by the Purchaser or any Subsequent Holder (as defined below) will be validly issued and outstanding, fully paid, and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof) with no personal liability attaching to the ownership thereof and not subject to preemptive or any other similar rights of the shareholders of the Company or others, except as provided in the Shareholders' Agreement.

          4.6  Proceeds of Offering.
               --------------------

               The Company has consummated the initial closing of the Offering on the Closing Date and has received gross proceeds from the subscription for Company Common Shares in the Offering of US$[ ].

          4.7  Litigation.
               ----------

               There is no action, suit, investigation or proceeding pending against, or to the best knowledge of the Company threatened against or affecting, the Company or any of its properties before any court or arbitrator or any governmental body, agency, official or authority that (i) could reasonably be expected to have a material adverse effect or (ii) in any manner would enjoin, alter, call into question, affect or delay the transactions contemplated by this Agreement or the Shareholders' Agreement.

          4.8  Disclosure.
               ----------

               No representation, warranty or statement made by the Company in this Agreement or any agreement, certificate, statement or document furnished by or on behalf of the Company in connection herewith or therewith, including the Offering Memorandum (as defined below) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, misleading.

          4.9  No Prior Activities.
               -------------------

               Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement, the Offering, and the transactions contemplated hereby and thereby and except as set forth in Schedule 4.9 hereto or as disclosed in the private placement memorandum delivered to investors in connection with the Offering (as amended or supplemented on or prior to the date hereof, the "Offering Memorandum"), the Company has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any person or entity.

          4.10 Consummation of Direct Sale to Other Purchaser.
               ----------------------------------------------

               The Company has consummated the securities purchase agreement with the Other Purchaser on the date hereof.

     5.   Representations and Warranties of Max Re.
          ----------------------------------------

          Max Re hereby represents and warrants to the Purchaser that:

          5.1  Corporate Existence and Power; Capitalization.
               ---------------------------------------------

               (a) Max Re is duly organized, validly existing and in good standing under the laws of Bermuda (meaning that it has not failed to make any filings with any Bermuda governmental authority or pay any Bermuda government fee or tax which would make it liable to be struck off the Bermuda Register of Companies and therefore cease to exist), and has all corporate powers required to carry on its business as now being, and as proposed to be, conducted, except as set forth in Schedule 5.1 hereto. Max Re is authorized or duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary.

               (b) The authorized share capital of Max Re as of the date hereof is set forth on Schedule 5.1 attached hereto. The issued and outstanding shares of Max Re immediately prior to the commencement of the Closing will be as set forth in Schedule 5.1. Upon the consummation of this Agreement, the final closing of the Offering and the consummation of the securities purchase agreement with the Other Purchaser and issuances hereby and thereby of an aggregate of US$600 million of Company Common Shares and Max Re Non-Voting Common Shares, the issued and outstanding shares of the Company and warrants to purchase shares of the Company will be as set forth on Schedule 5.1 attached hereto. There are no outstanding options, warrants, rights to subscribe to, or securities or rights convertible or exercisable into or exchangeable for any shares of capital stock of Max Re, or arrangements by which Max Re is or may become bound to issue additional shares of its capital stock.

          5.2  Corporate Authorization.
               -----------------------

               The execution, delivery and performance by Max Re of its obligations under this Agreement, the Warrants and the Shareholders' Agreement and the consummation by Max Re of the transactions contemplated hereby and thereby, are within the corporate power of Max Re and have been duly authorized by all necessary corporate action on the part of Max Re. Each of this Agreement, the Warrants and the Shareholders' Agreement has been duly and validly executed by Max Re and constitute the valid and binding agreements of Max Re, enforceable against Max Re in accordance with their respective terms, subject to applicable bankruptcy, insolvency, amalgamation, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

          5.3  Governmental and Court Authorization.
               ------------------------------------

               The execution, delivery and performance by Max Re of this Agreement and the Warrants do not require consent, approval or authorization of, or filing, registration or qualification with, any governmental body, agency, official, court or other authority that has not been obtained or made.

          5.4  Non-Contravention.
               -----------------

               The execution, delivery and performance by Max Re of its obligations under this Agreement, the Warrants and the Shareholders' Agreement do not and will not (A) contravene or conflict with Max Re's organizational documents or (B) (i) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Max Re or its properties, (ii) require, except as specified herein, in the Warrants or in the Shareholders' Agreement, any consent, approval or other action by any person or constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Max Re or to a loss of any benefit to which Max Re is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon Max Re or any license, franchise, permit or other similar authorization held by Max Re or (iii) result in the creation or imposition of any encumbrances.

          5.5  Authorization of Max Re Shares and the Warrants.
               -----------------------------------------------

               When issued, sold, and delivered in accordance with this Agreement, the Max Re Shares will be validly issued and outstanding, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof) with no personal liability attaching to the ownership thereof and not subject to preemptive or similar rights of the shareholders of Max Re or others, except as provided in the Shareholders' Agreement. Upon proper exercise of the Warrants and the obtaining of any required approvals of the Bermuda Monetary Authority, the non-voting common shares of Max Re received by the Purchaser will be validly issued and outstanding, fully paid, and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof) with no personal liability attaching to the ownership thereof and not subject to preemptive or any other similar rights of the shareholders of Max Re or others, except as provided in the Shareholders' Agreement.

          5.6  Litigation.
               ----------

               There is no action, suit, investigation or proceeding pending against, or to the best knowledge of Max Re threatened against or affecting Max Re or any of its properties before any court or arbitrator or any governmental body, agency, official or authority that (i) could reasonably be expected to have a material adverse effect or (ii) in any manner would enjoin, alter, call into question, affect or delay the transactions contemplated by this Agreement.

          5.7  No Brokers.
               ----------

               Max Re has not taken any action that would give rise to any claim by any person for brokerage commissions, finders' fees or similar payments relating to this Agreement or the transactions contemplated thereby.

          5.8  Disclosure.
               ----------

               No representation, warranty or statement made by Max Re in this Agreement or any agreement, certificate, statement or document furnished by or on behalf of Max Re in connection herewith or therewith, including the Offering Memorandum, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, misleading.

          5.9  No Prior Activities.
               -------------------

               Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement, the Offering, and the transactions contemplated hereby and thereby, Max Re has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any material agreement or arrangement with any person or entity, except as set forth in
Schedule 5.9 hereto or as disclosed in the Offering Memorandum.

          5.10 Consummation of Direct Sale to Other Purchaser.
               ----------------------------------------------

               Max Re has consummated, or will contemporaneously consummate, the securities purchase agreement with the Other Purchaser on the date hereof.

     6.   Representations and Warranties of the Purchaser.
          -----------------------------------------------

                  The Purchaser hereby represents and warrants to the Company and Max Re that:

          6.1  Organization; Existence; Residence Outside Bermuda.
               --------------------------------------------------

               The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and the Purchaser has all necessary corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now being conducted. The Purchaser is not a person resident in Bermuda for exchange control purposes.

          6.2  Corporate Authorization.
               -----------------------

               The execution, delivery and performance by the Purchaser of its obligations under this Agreement and the consummation by the Purchaser of the transactions contemplated hereby are within the Purchaser's corporate powers and have been duly authorized by all necessary corporate or other action on the part of the Purchaser.

          6.3  Governmental and Court Authorization.
               ------------------------------------

               The execution, delivery and performance by the Purchaser of this Agreement do not require the consent, approval or authorization of, or filing, registration or qualification with, any governmental body, agency, official, court or authority that has not been obtained or made.

          6.4  Non-Contravention.
               -----------------

               The execution, delivery and performance by the Purchaser of this Agreement do not and will not (A) contravene or conflict with its organizational documents or (B) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Purchaser or its properties.

          6.5  Purchase for Investment; Legend.
               -------------------------------

               (a) The Company Shares, the Max Re Shares and the Initial Warrant are being acquired for its own account, and not with a view to making a public distribution thereof in violation of the Securities Act.

               (b) The Purchaser is an "accredited investor" as defined in Rule 501 under the Securities Act.

               Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Company Shares, the Max Re Shares, the Initial Warrant, the Additional Warrant, the Max Re Shares issued upon exercise of the Initial Warrant and the Additional Warrant, if any, and the Company Common Shares exchangeable for such Max Re Shares shall bear a legend substantially in the following form

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COMPANY AT ITS OPTION RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND UNLESS, WHERE APPLICABLE, HAS RECEIVED THE PRIOR APPROVAL OF THE BERMUDA MONETARY AUTHORITY.

          IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS IN THE COMPANY'S BYE-LAWS AND PURSUANT TO A SHAREHOLDERS' AGREEMENT DATED AS OF DECEMBER 22, 1999 AMONG THE COMPANY, MAX RE LTD. AND CERTAIN OF THE COMPANY'S SHAREHOLDERS. A COPY OF SUCH BYE-LAWS AND SHAREHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

          6.6  Access to Information.
               ---------------------

               The Purchaser has been afforded an opportunity to investigate the properties, businesses and operations of the Company and Max Re and examine the books, records and financial condition of the Company and Max Re and to make extracts and copies of such books and records. No investigation by the Purchaser prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Company or Max Re contained in this Agreement or the documents related thereto.

     7.   Exchange Rights.
          ---------------

          7.1  Grant of Exchange Right.
               -----------------------

               The Company and Max Re hereby grant to the Purchaser and any subsequent holder (a "Subsequent Holder") of the Max Re Non-Voting Common Shares acquired hereunder or hereafter acquired by the Purchaser the right to exchange one (1) such Max Re Non-Voting Common Share for one (1) Company Common Share without the payment of any additional consideration, subject to adjustment pursuant to Section 7.4 herein, all in accordance with the provisions of this
Section 7 (the "Common Share Exchange Right") and subject to obtaining any required approval from the Bermuda Monetary Authority and the approval of such exchange by the Board of Directors of Max Re.

          7.2  Exercise of Exchange Right.
               --------------------------

               Any  Subsequent  Holder  shall,  at its  option,  be  entitled to exercise the Common Share Exchange Right if such Subsequent Holder is not then an affiliate of the Purchaser. In addition, at any time and from time to time after the Company has consummated the initial registered public offering of Common Shares in the United States, the Purchaser may exercise the Common Share Exchange Right only in order to effect the delivery of Common Shares in connection with sales into the public market, and such exchange shall be deemed to have been made upon delivery of the certificate or certificates representing such Common Shares together with an executed share transfer form. Notwithstanding the foregoing provisions of this Section 7.2, the Common Share Exchange Right may be exercised only to the extent that the person receiving Company Common Shares upon the exercise of such Common Share Exchange Rights would not, after such exchange, own more than 9.9% of the total Company Common Shares issued and outstanding (after application of the U.S. tax attribution and constructive ownership rules), unless such restriction is waived by the unanimous consent of the Board of Directors of the Company. Notwithstanding the foregoing, to the extent that after an exchange the Purchaser or any Subsequent Holder would own more than 9.9% of the total Company Common Shares issued and outstanding, the number of Company Common Shares that will be entitled to vote will be limited to that number that would equal no more than 9.9% of the total Company Common Shares issued and outstanding, unless such voting restriction is waived by the unanimous consent of the Board of Directors of the Company. The Purchaser or any Subsequent Holder shall exercise this Common Share Exchange Right by surrendering to the Company at the principal offices of the Company or the Company's registrar and transfer agent, or the Secretary of the Company in the event that the Company does not then have a registrar and transfer agent, at any time during normal business hours, the certificate or certificates representing the Max Re Non-Voting Common Shares to be exchanged together with an executed share transfer form and written notice (the "Exchange Request") stating (a) that such exchanging holder desires to exchange all or a portion of the Max Re Non-Voting Common Shares held by such exchanging holder, (b) the number of Max Re Non-Voting Common Shares desired to be exchanged and (c) the names and addresses in which each certificate for Company Common Shares issued upon such exchange is to be issued. As soon as is practicable but in no event more than three (3) business days after receipt of the Exchange Request, the Company shall acquire from the Purchaser or its assignee all of the Max Re Non-Voting Common Shares requested to be exchanged. An exchange of Max Re Non-Voting Common Shares for Company Common Shares pursuant to this Section 7.2 shall be deemed to have been effected on the latter of (i) the close of business on the date on which certificates evidencing Max Re Non-Voting Common Shares and the Exchange Request have been received; provided that each of the provisions of
                                         --------
this Section 7.2 have been completed in a timely manner and (ii) the date the transfer has been registered in the Register of Members of Max Re. Max Re shall register the transfer to the Company of the Max Re Non-Voting Common Shares being exchanged in the Register of Members of Max Re subject to obtaining any required approval from the Bermuda Monetary Authority. At such time, the rights of Max Re Non-Voting Common Shares of the Purchaser or its assignee will cease and the person or persons in whose name or names the certificate or certificates for Company Common Shares are to be issued upon such exchange will be deemed to have become the holder or holders of record of the Company Common Shares represented thereby.

          7.3  Nature of Exchange Rights.
               -------------------------

               The Common Share Exchange Rights granted hereunder are contractual obligations of the Company, Max Re and their respective successors, and such Common Share Exchange Rights shall be enforceable by the holder of the Max Re Non-Voting Common Shares purchased hereunder or hereafter acquired by the Purchaser and shall be transferred with the transfer of such Max Re Non-Voting Common Shares. Upon written request, the Company and Max Re shall execute and deliver to any such Subsequent Holder agreements granting the rights conferred under this Section 7.

          7.4  Exchange Right Adjustment.
               -------------------------

               If the Company at any time subdivides (by any share split, stock or bonus share dividend, recapitalization or otherwise) one or more classes of its issued and outstanding Company Common Shares into a greater number of shares, the number of Company Common Shares for which the Common Share Exchange Right may be exercised shall be adjusted upward proportionately. If the Company at any time combines (by reverse share split or otherwise) one or more classes of its issued and outstanding Company Common Shares into a smaller number of shares, the number of Company Common Shares for which the Common Share Exchange Right may be exercised shall be adjusted downward proportionately. In the event that the Company effects a reorganization, reclassification, consolidation, amalgamation, sale of all or substantially all of the Company's assets or other transactions, in each case which is effected in such a manner that the holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) shares, securities or assets with respect to or in exchange for Company Common Shares, each Common Share Exchange Right shall be exercisable for such shares, securities or assets that the holder thereof would have been entitled to receive had such holder exercised such right immediately prior to the consummation of such transaction.

               If Max Re at any time subdivides (by any share split, stock or bonus share dividend, recapitalization or otherwise) one or more classes of its issued and outstanding Max Re Non-Voting Common Shares into a greater number of shares, the number of Company Common Shares for which the Common Share Exchange Right may be exercised shall be adjusted downward proportionately. If Max Re at any time combines (by reverse share split or otherwise) one or more classes of its issued and outstanding Max Re Common Shares into a smaller number of shares, the number of Company Common Shares for which the Common Share Exchange Right may be exercised shall be adjusted upward proportionately.

     8.   Further Agreements of the Parties.
          ---------------------------------

          8.1  Covenants.
               ---------

               For so long as the Warrants are exercisable, Max Re shall reserve that number of its Max Re Non-Voting Shares issuable upon exercise of the Initial Warrant and the Additional Warrant and such shares shall not be subject to any preemptive or other similar rights (the "Max Re Reserved Shares"). The Company agrees to reserve, for so long as the Warrants are exercisable or the Max Re Non-Voting Shares issued hereunder are outstanding, that number of Company Common Shares for which such Max Re Non-Voting Common Shares are exchangeable and such Company Common Shares shall not be subject to any preemptive or other similar rights (the "Company Reserved Shares," together with the Max Re Reserved Shares, the "Reserved Shares"). The provisions of this
Section 8.1 shall survive the consummation of the transactions contemplated hereby.

          8.2  Other Actions.
               -------------

               Each of the Company, Max Re and the Purchaser agrees to execute and deliver such other documents and take such other actions, as a party hereto may reasonably request for the purpose of carrying out the intent of this Agreement and the documents relating thereto. The provisions of this Section 8.2 shall survive the consummation of the transactions contemplated hereby.

          8.3  Acknowledgement of Voting Restrictions.
               --------------------------------------

               (a) The Purchaser acknowledges and agrees to be bound by the voting restrictions with respect to the Company Common Shares as described in the bye-laws of the Company attached hereto as Exhibit C. The Purchaser further
                                               ---------
agrees that prior to the consummation of any assignment of the rights hereunder pursuant to Section 10.7 the Purchaser shall deliver to the Company a written acknowledgement of such voting restrictions executed by the proposed assignee.

               (b) The Purchaser acknowledges and agrees to be bound by the voting restrictions with respect to Max Re Non-Voting Common Shares as described in the bye-laws of Max Re attached hereto as Exhibit D. The Purchaser further
                                              ---------
agrees that prior to the consummation of any assignment of the rights hereunder, the Purchaser shall deliver to Max Re a written acknowledgement of such voting restrictions executed by the proposed assignee.

          8.4  Restriction on Transfers.
               ------------------------

               The Purchaser shall not, during the period ending one year after the date hereof (the "Lock-up Period") offer, pledge, sell, contract to sell, sell any contract to purchase, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Company Common Shares, Max Re Non-Voting Common Shares or Warrants acquired pursuant to this Agreement without the prior written consent of the Company. Notwithstanding the foregoing, the Purchaser shall not be restricted from transferring such Company Common Shares, Max Re Non-Voting Common Shares or Additional Warrants to any Affiliate (as defined in the Shareholders' Agreement); provided that any
                                                             --------
transfer of such securities shall be conditioned upon such Affiliate agreeing to being bound by the terms of this Section 8.4. The provisions of this Section 8.4 shall survive the consummation of the transactions contemplated hereby.

     9.   Conditions to and Documents to be Delivered at the Closing.
          ----------------------------------------------------------

          The obligation of the parties to consummate the transactions contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Date of each of the conditions set forth below. Any such condition may be waived by the other parties hereto by proceeding with the Closing.

          9.1  Documents to be Delivered by the Company.
               ----------------------------------------

               At the Closing, the Company shall deliver to the Purchaser the following:

               (a) A certificate of good standing or compliance of the Company issued by the appropriate official from the jurisdiction of its formation issued not more than fifteen calendar days prior to the Closing Date;

               (b) A copy of the memorandum of association and bye-laws of the Company certified by the secretary or assistant secretary of the Company, as being true and complete as of the Closing Date;

               (c) (i) A copy of resolutions of the board of directors of the Company, authorizing the execution, delivery and performance of this Agreement and the documents related thereto, the issuance of the Company Shares and the reservation of the Company Reserved Shares and (ii) a certificate of the secretary or assistant secretary of the Company, dated as of the Closing Date certifying that such resolutions were duly adopted and are in full force and effect and attesting to the true signatures and to the incumbency of the officers of the Company executing this Agreement and the documents relating thereto;

               (d) The opinion of Conyers Dill & Pearman, Bermuda counsel to the Company and Max Re, dated as of the Closing Date, to the effect set forth on Exhibit E; and

               (e) Such other documents as the Purchaser shall reasonably request.

          9.2  Documents to be Delivered by Max Re.
               -----------------------------------

               At the Closing, Max Re shall deliver to the Purchaser the following:

               (a) A certificate of good standing or compliance with respect to Max Re issued by the appropriate official from the jurisdiction of its formation issued not more than fifteen calendar days prior to the Closing Date;

               (b) A copy of the memorandum of association and bye-laws of Max Re certified by the secretary or assistant secretary of Max Re as being true and complete as of the Closing Date;

               (c) (i) A copy of resolutions of the board of directors of Max Re, authorizing the execution, delivery and performance of this Agreement and the Warrants and the documents related thereto, the issuance of the Warrants and the reservation of the Max Re Reserved Shares and (ii) a certificate of the secretary or assistant secretary of Max Re, dated the Closing Date certifying that such resolutions were duly adopted and are in full force and effect and attesting to the true signatures and to the incumbency of the officers of Max Re executing this Agreement and the documents relating thereto;

               (d) The opinion of Conyers Dill & Pearman, Bermuda counsel to the Company and Max Re, dated as of the Closing Date, to the effect set forth on Exhibit E; and

               (e) Such other documents as the Purchaser shall reasonably request.

          9.3  Documents to be Delivered by the Purchaser.
               ------------------------------------------

               At the Closing, the Purchaser shall deliver:

               (a)  to the Company  the  Company  Purchase  Price  specified  in
Section 2.1(a).

               (b) At the Closing, the Purchase shall deliver to Max Re the Max Re Purchase Price specified in Section 2.1(b).

     10.  Miscellaneous
          -------------

          10.1 Specific Performance.
               --------------------

               Each of the parties hereto acknowledge and agree that the breach of this Agreement would cause irreparable damage to the other parties hereto and that the other parties hereto will not have an adequate remedy at law. Therefore, the obligations of each of the parties hereto under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

          10.2 Notices.
               -------

               All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery as set forth below:


                  To the Company:       Maximus Capital Holdings, Ltd.
                                        P.O. Box HM 2565
                                        Hamilton, HM KX
                                        Bermuda
                                        Attention:  Robert J. Cooney
                                        Facsimile Number:  (441) 232-2228

                  To Max Re:            Max Re Ltd.
                                        c/o Maximus Capital Holdings, Ltd.
                                        P.O. Box HM 2565
                                        Hamilton, HM KX
                                        Bermuda
                                        Attention:  Robert J. Cooney
                                        Facsimile Number: (441) 232-2228


                  In each case
                  with a copy to:       Conyers Dill & Pearman
                                        Clarendon House
                                        2 Church Street
                                        Hamilton, Bermuda
                                        Attention:  Lisa J. Marshall
                                        Facsimile Number:  (441) 292-4720

                  and a copy to:        Akin, Gump, Strauss, Hauer & Feld,L.L.P.
                                        590 Madison Avenue
                                        New York, New York 10022
                                        Attn:  James E. Kaye, Esq.
                                        Facsimile Number:  (212) 872-1002

                  To the Purchaser:     Moore Holdings, L.L.C
                                        c/o Moore Capital Management, Inc.
                                        1251 Avenue of the Americas, 53rd Floor
                                        New York, New York  10020
                                        Attention:  Stephen R. Nelson
                                        Facsimile Number:  (212) 782-7194

                  with a copy to:       Akin, Gump, Strauss, Hauer & Feld,L.L.P.
                                        590 Madison Avenue
                                        New York, New York 10022
                                        Attn:  James E. Kaye, Esq.
                                        Facsimile Number:  (212) 872-1002

               All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; three business days after being delivered to a next-day air courier; five business days after the date of deposit in the United States air mail, if mailed; when answered back, if faxed; and when receipt is acknowledged by the recipient telecopier machine, if telecopied.

          10.3 Entire Agreement; Amendments and Waivers.
               ----------------------------------------

               This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          10.4 Governing Law and Submission to Jurisdiction.
               --------------------------------------------

               This Agreement will be governed by, and construed and enforced in accordance with, the laws of Bermuda without regard to its conflict of law rules. To the maximum extent permitted by law, the parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and determined only in the courts of Bermuda. TO THE EXTENT APPLICABLE AND PERMITTED, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO REQUEST A JURY TRIAL, TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN SUCH COURTS TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 10.4.

          10.5 Section Headings.
               ----------------

               The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning hereof.

          10.6 Severability.
               ------------

               If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          10.7 Successors and Assigns.
               ----------------------

               This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successor and assigns.

          10.8 Counterparts.
               ------------

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



                                    * * * * *

                          (The Signature Page Follows)

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized signatories on the date first written above.


                      MAXIMUS CAPITAL HOLDINGS, LTD.


                      By:
                         ------------------------------------------------------
                          Name:
                          Title:


                      MAX RE LTD.

                      By:
                         ------------------------------------------------------
                          Name:
                          Title:


                      MOORE HOLDINGS, L.L.C.

                      By:
                         ------------------------------------------------------
                          Name:
                          Title:

                                  SCHEDULE 4.1

                Capitalization of Maximus Capital Holdings, Ltd.
                ------------------------------------------------


          A.   Actual Capitalization.

               At the date hereof, the Company has the following authorized capital, issued and outstanding shares and shares reserved for issuance:


     The authorized share capital of the Company is US$220,000,000 divided into 200,000,000 Company Common Shares and 20,000,000 Preferred Shares each having a par value of US$1.00. Of the 200,000,000 Company Common Shares authorized, 12,000 Company Common Shares are issued and outstanding and held by Codan Trust Company Limited. No shares are reserved for issuance and no Preferred Shares are issued and outstanding.


          B.   Pro Forma Capitalization.

               Assuming that US$600 million is raised in the Offering and the direct sales as more fully described in Section 4.1 herein, the Company will have the following authorized capital, issued and outstanding shares and shares reserved for issuance:


     The authorized share capital of the Company will be US$220,000,000 divided into 200,000,000 Common Shares and 20,000,000 Preferred Shares each having a par value of US$1.00. Of the 200,000,000 Common Shares authorized, 36,995,930 Common Shares will be issued and outstanding and 7,800,000 Common Shares will be reserved for issuance upon the exercise of warrants and the exchange of 5,400,000 Non-Voting Common Shares of Max Re into Common Shares, including 680,000 Common Shares reserved for issuance upon the exercise of the warrants issued to Western General Insurance, Ltd., 720,000 Common Shares reserved for issuance upon the exercise of Common Share purchase warrants to be issued to Mr. Robert J. Cooney and 1,000,000 Common Shares reserved for issuance upon the exercise of Common Share purchase warrants issued to managers of the Company. No Preferred Shares will be issued and outstanding or reserved for issuance and 3,004,070 Comon Shares will be reserved for issuance upon conversion of Max Re Non-Voting Common Shares.

                                  SCHEDULE 4.9

               Prior Activities of Maximus Capital Holdings, Ltd.
               -------------------------------------------------

                                      None.

                                  SCHEDULE 5.1

              Corporate Activity and Capitalization of Max Re Ltd.
              ---------------------------------------------------

          A.   Actual Capitalization.


               At the date hereof, Max Re has the following authorized capital, issued and outstanding shares and shares reserved for issuance:


               The authorized share capital of Max Re is US$30,000,000 divided into 1,250,000 Voting Common Shares, 27,000,000 Non-Voting Common Shares and 1,750,000 Preferred Shares each having a par value of US$1.00. Of the 30,000,000 authorized shares, 1,250,000 Voting Common Shares are held by the Company. No shares are reserved for issuance.



          B.   Pro Forma Capitalization.


               Assuming that US$600 million is raise in the Offering and the direct sales as more fully described in Section 5.1 herein, Max Re will have the following authorized capital, issued and outstanding shares and shares reserved for issuance:


               The authorized share capital of Max Re will be US$50,000,000 divided into shares each having a par value of US$1.00. Of the 50,000,000 authorized shares, 36,995,930 Voting Common Shares will be issued and outstanding and held by the Company, 3,004,070 Non-Voting Common Shares will be issued and outstanding and held by Moore Holdings, LLC and 5,400,000 Non-Voting Common Shares will be reserved for issuance upon the exercise of warrants issued to the founding investors.

                                  SCHEDULE 5.9

                         Prior Activities of Max Re Ltd.
                         ------------------------------



                                      None

                                                                       Exhibit A












                             FORM OF INITIAL WARRANT

                                                                       Exhibit B







                               WIRING INSTRUCTIONS





                  Transfer Funds to:



                  The Chase Manhattan Bank

                  New York, NY 10081

                  Fed ABA 021000021

                  Or

                  CHIPS ABA 0002

                  SWIFT CHASUS33



                  Beneficiary Account:

                  Maximus Capital Holdings, Ltd.

                  Account No. 323892973

                                                                       Exhibit C












                             BYE-LAWS OF THE COMPANY

                                                                       Exhibit D












                               BYE-LAWS OF MAX RE